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I represent that this English language IDS Investors Certificate prospectus supplement represents a fair and accurate translation of a Spanish language IDS Investors Certificate prospectus supplement.


________________________
Bruce A. Kohn
Vice President and General Counsel
IDS Certificate Company
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Prospectus Supplement -  May 5, 1995*

Supplement to Prospectus dated April 26, 1995, for IDS Investors
Certificate

The discussion in "Rates for new purchases" under "About the certificate" is modified as follows:

For investments from $250,000 to $999,999.99, initial rates for specific terms are determined as described in the prospectus for investments greater than $250,000.

For investments of $1 million or more, initial rates for specific terms are determined as follows:


1 month Within a range 80 basis points belowto 20 basis points above the 1-month LIBOR rate.

2 months Within a range 80 basis points below to 20 basis points above the 1-month LIBOR rate.

3 months Within a range 80 basis points below to 20 basis points above the 3-month LIBOR rate.

6 months Within a range 80 basis points below to 20 basis points above the 6-month LIBOR rate.

12 months      Within a range 80 basis points below to 20 basis
               points above the 12-month LIBOR rate.

24 months      Within a range 50 basis points below to 50 basis
               points above the 12-month LIBOR rate.

36 months      Within a range 50 basis points below to 50 basis
               points above the 12-month LIBOR rate.


* Valid until April 24, 1996